UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 10, 2004
                                                          ---------------

                                NCRIC Group, Inc.
                                -----------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                              0-25505                52-2134774
-----------------------------        ------------------          ----------
(State or Other Jurisdiction)       (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1115 30th Street, N.W., Washington, D.C.                         20007
----------------------------------------                         -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (202) 969-1866
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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Item 7.  Financial Statements and Exhibits
         ---------------------------------

(a)      Financial Statements of businesses acquired. Not Applicable.

(b)      Pro forma financial information. Not Applicable.

(c)      Exhibits.

         The following exhibit is attached as part of this report:

         99.1     Press Release of NCRIC Group, Inc. dated August 10, 2004

Item 12. Results of Operations and Financial Condition
         ---------------------------------------------

         On August 10, 2004, NCRIC Group, Inc. issued a press release relating to its earnings for the quarter ended June 30, 2004. The press release is attached as Exhibit 99.1 to this report.

         This information, including the press release filed as Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               NCRIC GROUP, INC.



DATE: August 11, 2004                       By: /s/ Rebecca B. Crunk
                                               ---------------------------------
                                               Rebecca B. Crunk
                                               Senior Vice President and Chief
                                               Financial Officer

                                  EXHIBIT INDEX


      Exhibit No.                          Description
      -----------                          -----------

         99.1          Press Release of NCRIC Group, Inc. dated August 10, 2004